                                                                 Exhibit (e)(3)

[LOGO] The AIG Life Companies (U.S.)

                            EXECUTIVE ADVANTAGE(SM)
                          SUBACCOUNT TRANSFER REQUEST

Policy Number: _________________________               Policyholder: _______________________________________
                                                                  (Last Name, First Name, Middle Name)
Insured: _____________________________________________ Social Security No.: ______-______-______
       (Last Name, First Name, Middle Name)

   . Restrictions on Subaccount Transfers are shown in the Certificate and Certificate Information pages.

   . The Policyholder may make 12 free transfers during a Certificate Year. A $25 transfer charge may be imposed on each subsequent transfer.

   . Transfers from the Guaranteed Account may be made to a Subaccount(s) only during the 60 day period that is 30 days before and 30 days after the end of each Certificate Anniversary.

   .   Transfers must be in whole dollars or whole percentages.

Circle + for transfer into fund. Circle (-) for transfer out of fund.

                                                         Amount Percent
                                                         ------ -------
   Guaranteed Account                                       +
                                                          (-)   $______ ___%

   AllianceBernstein Variable Products Series Fund, Inc.
      Growth Portfolio..................................    +
                                                          (-)   $______ ___%
      Growth and Income Portfolio.......................    +
                                                          (-)   $______ ___%
      Large Cap Growth Portfolio........................    +
                                                          (-)   $______ ___%
      Small Cap Growth Portfolio........................    +
                                                          (-)   $______ ___%
   American Century Variable Portfolios, Inc.
      VP Income & Growth Fund...........................    +
                                                          (-)   $______ ___%
      VP International Fund.............................    +
                                                          (-)   $______ ___%
   BlackRock Variable Series Funds, Inc.
      BlackRock Basic Value V.I. Fund...................    +
                                                          (-)   $ _____
      ____%.............................................
   BlackRock Fundamental Growth V.I. Fund                   +
                                                          (-)   $ _____
      ____%.............................................
      BlackRock Government Income V.I. Fund.............    +
                                                          (-)   $ _____
      ____%.............................................
      BlackRock Value Opportunities V.I. Fund...........    +
                                                          (-)   $ _____
      ____%.............................................
   Credit Suisse Trust
      Emerging Markets Portfolio........................    +
                                                          (-)   $______ ___%
      Global Small Cap Portfolio........................    +
                                                          (-)   $______ ___%
      International Focus Portfolio.....................    +
                                                          (-)   $______ ___%
      Large Cap Value Portfolio.........................    +
                                                          (-)   $______ ___%
      Mid-Cap Core Portfolio............................    +
                                                          (-)   $______ ___%
      Small Cap Core I Portfolio........................    +
                                                          (-)   $______ ___%
   Fidelity Variable Insurance Products
      VIP Balanced Portfolio............................    +
                                                          (-)   $______ ___%
      VIP Contrafund Portfolio..........................    +
                                                          (-)   $______ ___%
      VIP Index 500 Portfolio...........................    +
                                                          (-)   $______ ___%
   Franklin Templeton Variable Insurance Products Trust
      Developing Markets Securities Fund- Class 2.......    +
                                                          (-)   $______ ___%
      Growth Securities Fund- Class 2...................    +
                                                          (-)   $______ ___%
      Foreign Securities Fund - Class 2.................    +
                                                          (-)   $______ ___%
      Money Market Fund - Class 1.......................    +
                                                          (-)   $______ ___%
   Goldman Sachs Variable Insurance Trust
      Strategic International Equity Fund...............    +
                                                          (-)     $ ___ ___%
      Structured U.S. Equity Fund.......................    +
                                                          (-)     $ ___ ___%
   J.P. Morgan Series Trust II                                          ___%
      Small Company Portfolio...........................    +
                                                          (-)     $ ___ ___%
   The Universal Institutional Funds, Inc.
      Core Plus Fixed Income Portfolio..................    +
                                                          (-)    $_____ ___%
      Emerging Markets Equity Portfolio.................    +
                                                          (-)     $ ___ ___%
      High Yield Portfolio..............................    +
                                                          (-)     $ ___ ___%
      Mid Cap Growth Portfolio..........................    +
                                                          (-)     $ ___ ___%
      U.S. Mid Cap Value Portfolio......................    +
                                                          (-)     $ ___ ___%
   Neuberger Berman Advisers Management Trust
      AMT Partners Portfolio............................    +
                                                          (-)     $ ___ ___%
   PIMCO Variable Insurance Trust
      High Yield Portfolio..............................    +
                                                          (-)     $ ___ ___%
      Long Term U.S. Government Portfolio...............    +
                                                          (-)     $ ___ ___%
      Real Return Portfolio.............................    +
                                                          (-)     $ ___ ___%
      Short-Term Portfolio..............................    +
                                                          (-)     $ ___ ___%
      Total Return Portfolio............................    +
                                                          (-)     $ ___ ___%
   Vanguard Variable Insurance Fund
      Total Bond Market Index Portfolio.................    +
                                                          (-)     $ ___ ___%
      Total Stock Market Index Portfolio................    +
                                                          (-)     $ ___ ___%
   AIG Retirement Company I                                             ___%
      International Equities Fund.......................    +
                                                          (-)     $ ___ ___%
      Mid Cap Index Fund................................    +
                                                          (-)     $ ___ ___%
      Small Cap Index Fund..............................    +
                                                          (-)     $ ___ ___%

As Policyholder, I represent that the statements and answers in this Subaccount Transfer request are written as made by me and are complete and true to the best of my knowledge and belief.

Transfer, Executive Advantage(SM),
04/07
------------------------------------  -----------------------------------
Signature of Insured                  Signature of Policyholder (if
                                      other than Insured)
____________________ ____, 20 __
Date Signed